UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	December 8, 2004
(December 7, 2004)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01     Other Events

On December 7, 2004, PNM Resources, Inc. (the "Company") issued a press release announcing: 1) approval by its Board of Directors of a 15.6% increase in its common stock dividend; and 2) earnings guidance for 2005.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.  Earnings guidance charts are also furnished herewith as Exhibit 99.2 and incorporated by reference herein.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this filing and documents the Company files with the SEC that relate to future events or the Company's expectations, projections, estimates, intentions, goals, targets and strategies, both with respect to PNM Resources, Inc. and with respect to the proposed acquisition of TNP Enterprises, Inc. ("TNP"), are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and are subject to risks and uncertainties. The Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources, Inc. cautions you not to place undue reliance on these forward-looking statements. Future financial and operating results and cash flow will be affected by a number of factors, including:

  risks and uncertainties relating to the receipt of regulatory approvals for the proposed acquisition of TNP, the risks that the businesses will not be integrated successfully, the risk that the benefits of the TNP transaction will not be fully realized or will take longer to realize than expected, disruption from the TNP transaction making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, conditions in the financial markets relevant to the proposed TNP acquisition, interest rates,
  weather,
  water supply,
  fuel costs,
  availability of fuel supplies,
  risk management and commodity risk transactions,
  seasonality and other changes in supply and demand in the market for electric power, wholesale power prices,
  market liquidity,
  the competitive environment in the electric and natural gas industries, the performance of generating units and transmission systems, the ability of the Company to secure long-term power sales, the risks associated with the completion of the construction of the Luna Energy Facility, including construction delays and unanticipated cost overruns, state and federal regulatory and legislative decisions and actions, the cost and outcome of legal proceedings,
  changes in applicable accounting principles, and
  the performance of state, regional and national economies.

For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company's forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

EXHIBIT INDEX

Exhibit Number Description

99.1          Press Release dated December 7, 2004.

99.2          Earnings guidance charts dated December 7, 2004.

(Intentionally left blank)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: December 8, 2004	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)

Exhibit 99.1

PNM Resources Enhances Dividend Policy
PNM Resources Forecasts 2005 Earnings

(ALBUQUERQUE, N.M.) - The Board of Directors of PNM Resources, Inc. (NYSE:PNM) today approved a 15.6 percent increase in its common stock dividend for an indicated annual rate of $0.74 per share.

PNM Resources is also issuing earnings guidance for 2005.  The company estimates that ongoing earnings, without any one-time gains or charges, or the results of the pending acquisition of TNP Enterprises, Inc. (TNP), will range between $1.40 and $1.55 per share in 2005.  This compares to a 2004 earnings range of $1.35 to $1.45.  PNM Resources plans to announce 2004 fourth-quarter and full-year earnings on Feb. 22, 2005.  Additionally, PNM Resources plans to revise its earnings guidance to include TNP's results after the close of the transaction.

The increase in dividend is based on strong 2004 earnings and cash flows as well as projected 2005 earnings growth.  As a result of this strong growth and the stability of PNM Resources' earnings profile, the Board of Directors has targeted a payout ratio of 50 to 60 percent of consolidated earnings-revised from 50 to 60 percent of utility earnings.  "The change is the result of the success the company has had in providing stable earnings from its wholesale electric and regulated gas and electric businesses," said PNM Resources Chairman, President and Chief Executive Officer Jeff Sterba.  "We also intend to review our dividend rate again after the closing of the TNP transaction to include the earnings and cash flow accretion anticipated in the transaction."

The dividend increase raises the next quarterly dividend to $0.185 per share, payable Feb. 18, 2005 to PNM Resources shareholders of record as of Feb. 1, 2005.  "We have reviewed our dividend policy changes and long-term forecast with both S&P and Moody's and anticipate they will maintain our stable outlook," said PNM Resources Senior Vice President and Chief Financial Officer John R. Loyack.  "We also believe that our free cash flow will be strong enough to fund both the change in dividend policy and business expansion opportunities."

Volatility Factors Affecting 2005 Earnings Performance

Earnings variability within the expected range of $1.40 to $1.55 for 2005 will be affected by a number of factors, including:

  Prices and liquidity in the wholesale power market and the company's ability to expand its portfolio of long-term sales contracts in that market.
  Weather in New Mexico over the course of the year and growth in PNM's retail electric and gas utility in New Mexico.
  The performance of PNM generating plants and fuel costs for those plants.
  Management's continued ability to efficiently manage operating costs throughout the company.

These and other significant variables underlying the company's current 2005 earnings forecast are discussed in more detail in the investor section of PNM.com.

Capital Forecast

PNM Resources estimates capital spending for the period 2005 through 2009 to be $730 million, with capital spending for 2005 of $192 million.  The capital plan includes expenditures necessary to complete the recently purchased Luna Energy Facility, construct a new transmission line to serve Santa Fe, N.M., and improve infrastructure to serve higher growth rates in PNM's electric business.

PNM Resources is an energy holding company based in Albuquerque, New Mexico.  PNM, the principal subsidiary of PNM Resources, serves about 460,000 natural gas customers and 405,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S.  PNM Resources stock is traded primarily on the NYSE under the symbol PNM.  For more information about our company, see our Web site at PNM.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this release and documents the Company files with the SEC that relate to future events or the Company's expectations, projections, estimates, intentions, goals, targets and strategies, both with respect to the Company and with respect to the proposed acquisition of TNP Enterprises, Inc., are made pursuant to the Private Securities Litigation Reform Act of 1995. You are cautioned that all forward-looking statements are based upon current expectations and estimates and the Company assumes no obligation to update this information. Because actual results may differ materially from those expressed or implied by the forward-looking statements, PNM Resources cautions you not to place undue reliance on these statements. Many factors could cause actual results to differ, and will affect the Company's future financial condition, cash flow and operating results.

These factors include risks and uncertainties relating to the receipt of regulatory approvals of the proposed acquisition of TNP Enterprises, Inc., the risks that the businesses will not be integrated successfully, the risk that the benefits of the acquisition will not be fully realized or will take longer to realize than expected, disruption from the proposed acquisition making it more difficult to maintain relationships with customers, employees, suppliers or other third parties, conditions in the financial markets relevant to the proposed acquisition, interest rates, weather, water supply, fuel costs, availability of fuel supplies, risk management and commodity risk transactions, seasonality and other changes in supply and demand in the market for electric power, wholesale power prices, market liquidity, the competitive environment in the electric and natural gas industries, the performance of generating units and transmission system, the ability of the Company to secure long-term power sales, the risks associated with completion of the construction of Luna Energy Facility, including construction delays and unanticipated cost overruns, state and federal regulatory and legislative decisions and actions, the cost and outcome of legal proceedings, changes in applicable accounting principles and the performance of state, regional and national economies. For a detailed discussion of the important factors that affect PNM Resources and that could cause actual results to differ from those expressed or implied by the Company's forward-looking statements, please see "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the Company's current and future Current Reports on Form 8-K, filed with the SEC.

Exhibit 99.2

PNM Resources, Inc.
2005 EPS Range
December 7, 2004

________________________________
$1.40                                             $1.55

Low end assumptions	EPS Opportunities / Risks
Avg. wholesale price: $42 / MWh	Wholesale price: ($1+/- = $0.01 EPS)
Merchant velocity: 1.5X	Merchant sales velocity: (0.1x+/- = $0.005 EPS)
Retail electric load growth: 2.0%	Retail electric growth: (1%+/- = $0.02 EPS)
Retail gas customer growth: 2.0%	Retail gas growth: (1%+/- = $0.01 EPS)

Please note that these are annualized simplifying guidelines that attempt to quantify a number of complex and interdependent factors affecting the company's earnings.  These are provided to generally assist investors in developing their own independent assessment of the company's future earnings prospects.

PNM Resources, Inc.
2004 Est. Performance vs. 2005 Assumptions Guidance
December 7, 2004

	2004 estimated performance	2005 low end assumptions
Average wholesale price	$46/MWh	$42/MWh
Merchant sales velocity	2.0x	1.5x
Retail electric load growth	3.2%	2.0%
Retail gas customers growth	2.0%	2.0%

PNM Resources, Inc.
Weather Information
Heating Degree Days / Cooling Degree Days
December 7, 2004

2004	Q1	Q2	Q3	YTD thru Oct.	2005 Assumption
HDD	1,964	338	28	2,581	3,892
CDD	1	442	859	1,304	1,411
10-yr Avg. (1993-2002)	Q1	Q2	Q3	YTD thru Oct.	10-yr Avg. (1994-2003)
HDD	1,977	274	0	2,488	3,892
CDD	0	411	962	1,376	1,411

The cooling degree-day (CDD) value is the accumulation in degrees that the daily mean temperature was above 65 degrees F.  The heating degree-day (HDD) value is the accumulation in degrees that the daily mean temperature was below 65 degrees F.

Please refer to the Safe Harbor language in the December 7th press release titled PNM Resources Enhances Dividend Policy